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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2004

Dynamic Materials Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
0-8328 (Commission File Number)	84-0608431 (I.R.S. Employer Identification Number)
(303) 655-5700 (Registrant's Telephone Number, Including Area Code)

5405 Spine Road, Boulder, Colorado (Address of Principal Executive Offices)	80301 (Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Items 1 through 6 and 8 through 11 are inapplicable and have been omitted.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits.

  99.1
  Press Release dated August 12, 2004.

Item 12. Results of Operations and Financial Condition

        On August 12, 2004, Dynamic Materials Corporation issued a press release announcing its results of operations for the period ended June 30, 2004. A copy of that press release is attached as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 12 disclosure.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMIC MATERIALS CORPORATION
By:	/s/ RICHARD A. SANTA Richard A. Santa Vice President and Chief Financial Officer

Dated: August 13, 2004

INDEX TO EXHIBITS

Number	Description
99.1	Press Release dated August 12, 2004.

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS